UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2021

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2021, the Board of Directors (the “Board”) of Chesapeake Energy Corporation (the “Company”) announced that they have reached mutual agreements with Frank J. Patterson, the Company’s Executive Vice President of Exploration and Production, James R. Webb, the Company’s Executive Vice President - General Counsel and Corporate Secretary, and William M. Buergler, Senior Vice President and Chief Accounting Officer, will no longer serve in their respective positions, effective for Messrs. Patterson, Webb and Buergler to depart the Company on June 11, 2021.

The Board treated each of the departures of Messrs. Patterson, Webb and Buergler from the Company as a termination without “cause” pursuant to their respective employment agreements, each dated as of January 1, 2019 (collectively, the “Employment Agreements”), and the Company entered into Separation Agreements with each of them dated June 11, 2021 (the “Separation Agreements”). Messrs. Patterson, Webb and Buergler will receive the severance benefits set forth in the Employment Agreements and memorialized in their respective Separation Agreements, subject to the satisfaction of the release conditions contained therein.

The foregoing description of the terms and conditions of the Separation Agreements does not purport to be complete and is qualified in its entirety by the full text of the agreements, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

10.1	Agreement by and between Frank J. Patterson and the Company, dated June 11, 2021.
10.2	Agreement by and between James R. Webb and the Company, dated June 11, 2021.
10.3	Agreement by and between William M. Buergler and the Company, dated June 11, 2021.
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr.
Executive Vice President and Chief Financial Officer
Date:     June 11, 2021